Exhibit 10.44

ASSIGNMENT OF LOAN AND LOAN DOCUMENTS

THIS ASSIGNMENT OF LOAN AND LOAN DOCUMENTS (this “Assignment”), dated and effective as of March 1, 2022 (the “Effective Date”), is entered into by and among AQUARIAN CREDIT FUNDING LLC, a Delaware limited liability company, as Administrative Agent (together with its successors and assigns in such capacity, hereinafter referred to as “Administrative Agent”), INVESTORS HERITAGE LIFE INSURANCE COMPANY, an insurance company incorporated under the laws of the Commonwealth of Kentucky (“IHLIC”), as a Lender, and CH CAPITAL LENDING, LLC, a Delaware limited liability company (“Assignee”).

RECITALS:

A. On or about December 1, 2020, Administrative Agent, IHLIC, and Lincoln Benefit Life Company, an insurance company incorporated under the laws of the State of Nebraska (“LBLC”), as a Lender, entered into a loan transaction (collectively, the “Loan”) with the following entities (collectively, the “Initial Borrowers”), as Borrowers: Hall of Fame Resort & Entertainment Company, a Delaware corporation (“HOFREC”); HOF Village Newco, LLC, a Delaware limited liability company (“HOF Newco”); HOF Village Stadium, LLC, a Delaware limited liability company (“HOF Stadium”); HOF Village Parking, LLC, a Delaware limited liability company (HOF Parking”); HOF Village Youth Fields, LLC, a Delaware limited liability company (HOF Youth Fields”); HOF Village Land, LLC, a Delaware limited liability company; HOF Village Sports Business, LLC, a Delaware limited liability company; HOF Village Hotel I, LLC, a Delaware limited liability company; HOF Village Hotel WP, LLC, a Delaware limited liability company; HOF Village Center for Excellence, LLC, a Delaware limited liability company; HOF Village Center for Performance, LLC, a Delaware limited liability company; HOF Village Residences I, LLC, a Delaware limited liability company; HOF Village Parking Management I, LLC, a Delaware limited liability company; HOF Village Waterpark, LLC, a Delaware limited liability company; HOF Experience, LLC, a Delaware limited liability company; HOF Village Media Group, LLC, a Delaware limited liability company; and HOF Village Retail I, LLC, a Delaware limited liability company. Such Loan was evidenced by, among other things, those certain agreements and instruments listed on Schedule A attached hereto and incorporated herein by this reference (collectively, the “Original Loan Documents”).

B. The Original Loan Documents have since been amended and/or supplemented by various additional agreements and instruments, including, without limitation, those certain agreements and instruments listed on Schedule B attached hereto and incorporated herein by this reference (collectively, the “Subsequent Loan Documents”).

C. The Original Loan Documents as modified and/or supplemented by the Subsequent Loan Documents, and all other documents and instruments now or hereafter governing, evidencing, guaranteeing or securing or otherwise relating to all or any part of the indebtedness evidenced by the Original Loan Documents and/or the Subsequent Loan Documents are collectively referred to herein as the “Loan Documents”.

D. Pursuant to the Loan Documents, (i) the only remaining “Borrowers” under the Loan Documents are (a) HOFREC, (b) HOF Newco, and (c) HOF Stadium (collectively, the “Remaining Borrowers”); (ii) the only remaining “Lender” under the Loan Documents is IHLIC; (iii) the outstanding principal balance of the Loan has been reduced to $7,400,000, payable under the IHLIC Note (as defined on Schedule A); and (iv) the only remaining collateral securing the Loan consists of (a) the collateral described in the Original Mortgage (as defined on Schedule A), as modified by the Partial Release (as defined on Schedule B), and (b) the collateral described in the Original Pledge Agreement (as defined on Schedule A), as modified by the Pledge Amendment (as defined on Schedule B).

E. Administrative Agent and IHLIC wish to sell, convey and assign their respective interests in the Loan and in the Loan Documents to Assignee and Assignee desires to purchase, acquire and assume such interest, upon the terms and conditions set forth in this Assignment.

NOW THEREFORE, in consideration of the foregoing premises and the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Administrative Agent, IHLIC, and Assignee hereby agree as follows:

1. Recitals; Definitions. The foregoing Recitals are hereby incorporated into this Assignment by this reference, as if fully stated herein. Capitalized terms used but not otherwise defined in this Assignment shall have the meanings ascribed to such terms in the Original Loan Agreement (as defined on Schedule A), as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, and Amendment No. 5 (as such terms are defined on Schedule B) (as so amended, the “Loan Agreement”).

2. Assignment. In accordance with the terms of this Assignment, Administrative Agent and IHLIC hereby sell, convey, transfer, and assign to Assignee, WITHOUT REPRESENTATION OR WARRANTY EXCEPT AS OTHERWISE SPECIFICALLY SET FORTH HEREIN, all of their respective right, title, and interest in and to the Loan and the Loan Documents for the Assignment Price (as defined below) and Assignee hereby purchases, acquires and accepts from Administrative Agent and IHLIC all of Administrative Agent’s and all of IHLIC’s respective right, title and interest in and to the Loan and the Loan Documents. In connection therewith, upon the completion of the purchase and sale of the Loan and the Loan Documents pursuant to this Assignment, (a) Assignee shall assume all obligations of Assignor under the Loan Agreement and the other Loan Documents, including the obligation to release, apply or refund to the Remaining Borrowers the funds held in the accounts listed in Exhibit A attached hereto (the “DACA Accounts”) in accordance with the requirements of the Loan Documents and Assignor shall have no further responsibility with respect to such obligations, and (b) Assignee shall coordinate with the Remaining Borrowers and Huntington National Bank to retain control over the DACA Accounts and the funds on deposit therein. This Section 2 shall survive the Effective Date.

3. Consideration/Sign-and-Close.

(a) As consideration for the transactions contemplated by this Assignment, Assignor has paid to Administrative Agent, for the benefit of Administrative Agent and IHLIC, the sum of $7,400,000 (the “Assignment Price”). The Assignment Price shall be released to Administrative Agent on the Effective Date in immediately available funds, by wire transfer to the account of Administrative Agent pursuant to the wire instructions delivered in advance of the Effective Date by Administrative Agent to Assignee and Chicago Title Insurance Company, as escrow agent (“Escrow Agent”).

(b) The parties intend that the signing and closing of the transactions contemplated by this Assignment shall occur simultaneously on the Effective Date.

4. Additional Documents. The parties hereto agree to promptly execute, acknowledge and deliver to one another such further documents, and to do such other acts and things, as may reasonably be requested or required in order to effectuate the transactions contemplated by this Assignment, including without limitation delivery of the following on the Effective Date: (a) a lost note affidavit with respect to the IHLIC Note (as defined on Schedule A), in the form of Exhibit B attached hereto, (b) an assignment of the Original Mortgage (as defined on Schedule A), as modified by the Partial Release (as defined on Schedule B), in the form of Exhibit C attached hereto, (c) an allonge in the form of Exhibit D attached hereto, with a copy of the IHLIC Note attached, and (d) such documentation (if any) as may be reasonably required by Huntington National Bank in order to transfer the DACA Accounts to Assignee. Upon the consummation of the transactions contemplated by this Agreement, Assignee is authorized by Assignor, at Assignor’s sole cost and expense, to file UCC-3 amendments with respect to each UCC-1 financing statement previously filed in favor of Administrative Agent and/or IHLIC in connection with the Loan, as secured parties, and not previously terminated. Nothing in this Assignment shall be construed or be considered to provide any additional rights to Assignor or Assignee beyond what is provided for in the Loan Documents.

5. Representations and Warranties.

(a) Each of Administrative Agent and IHLIC represents and warrants to Assignee that, as of the Effective Date, (i) such party has all requisite power and authority to enter into the transactions contemplated by this Assignment, (ii) the execution, delivery, and performance of this Assignment by such party does not conflict with any instrument, agreement, or order by which such party is bound, (iii) this Assignment represents the legal, valid and binding obligation of such party, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), (iv) the Recitals set forth above are true and correct, (v) the interest payment due on March 1, 2022 was paid on February 28, 2022 from the Interest Reserve Account, (vi) the Maturity Date of the Loan is March 1, 2022 and the outstanding principal balance of $7,400,000 has not been paid by Remaining Borrowers, (vii) Administrative Agent has not delivered a notice of an Event of Default to Remaining Borrowers, and (viii) the Assignment Price represents the entire amount owing by Remaining Borrowers to Administrative Agent and/or IHLIC under the Loan Documents (other than legal fees to be paid on the date hereof). Otherwise, this Assignment is delivered and accepted on the express understanding and agreement, which shall bind Assignee and each person or entity claiming by, through or under Assignee, that the Loan and the Loan Documents are assigned absolutely WITHOUT REPRESENTATION OR WARRANTY as to any matter.

(b) Assignee represents and warrants to Administrative Agent and IHLIC that, as of the Effective Date, (i) Assignee has all requisite power and authority to enter into the transactions contemplated by this Assignment, (ii) the execution, delivery, and performance of this Assignment by Assignee does not conflict with any instrument, agreement, or order by which Assignee is bound, and (iii) this Assignment represents the legal, valid and binding obligation of Assignee, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto execute and deliver this Assignment, effective as of the date first written above.

Administrative Agent:

AQUARIAN CREDIT FUNDING LLC,
a Delaware limited liability company,
as Administrative Agent

By:	/s/ Benjamin Goodman
	Name:	Benjamin Goodman
	Title:	Authorized Signatory

IHLIC:

INVESTORS HERITAGE LIFE INSURANCE COMPANY,
an insurance company incorporated under the laws of
the Commonwealth of Kentucky,
as a Lender

By:	Aquarian Holdings Investment Management LLC,
as investment advisor

By:	/s/ Benjamin Goodman
	Name:	Benjamin Goodman
	Title:	Authorized Signatory

[Signatures continue on following page]

Signature Page #1 to Assignment of Loan and Loan Documents

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Assignee:

CH CAPITAL LENDING, LLC,
a Delaware limited liability company

By:	Holdings SPE Manager, LLC,
a Delaware limited liability company,
its Manager

By:	/s/ John A. Mase
	Name:	John A. Mase
	Title:	Chief Executive Officer

[End of signatures]

Signature Page #2 to Assignment of Loan and Loan Documents

Schedule A

ORIGINAL LOAN DOCUMENTS

1.	Term Loan Agreement, dated as of December 1, 2020, by and among Administrative Agent, IHLIC, LBLC, and Initial Borrowers (the “Original Loan Agreement”).

2.	Promissory Note, dated as of December 1, 2020, in the original principal amount of $20,000,000, from Initial Borrowers, payable to the order of IHLIC (the “IHLIC Note”).

3.	Promissory Note, dated as of December 1, 2020, in the original principal amount of $20,000,000, from Initial Borrowers, payable to the order of LBLC.

4.	Open-End Fee and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 1, 2020, from HOF Newco, HOF Youth Fields, HOF Parking, and HOF Stadium (collectively, as Grantor) to Administrative Agent (as Secured Party) (the “Original Mortgage”).

5.	Pledge and Security Agreement, dated as of December 1, 2020, by and among Initial Borrowers (collectively, as Grantors) and Administrative Agent (the “Original Pledge Agreement”).

6.	Guaranty Agreement, dated as of December 1, 2020, from IRG Master Holdings, LLC, a Delaware limited liability company (“IRGMH”), to Administrative Agent.

7.	Lock-Up Agreement, dated as of December 1, 2020, from HOF Village, LLC, a Delaware limited liability company, CH Capital Lending, LLC, a Delaware limited liability company, Stuart Lichter, and HOFREC, for the benefit of Administrative Agent.

8.	Confidentiality Agreement (letter agreement), dated as of December 1, 2020, by and between IRGMH and Aquarian Credit Funding LLC.

9.	Recognition and Consent of Master Developer and Project Manager, dated as of December 1, 2020, by and between Initial Borrowers and Administrative Agent, with acknowledgment and agreement of IRG Canton Village Manager, LLC, a Delaware limited liability company, and IRG Canton Village Member, LLC, a Delaware limited liability company.

10.	Subordination Agreement, dated as of December 1, 2020, by and among Initial Borrowers, Administrative Agent, and Industrial Realty Group, LLC.

11.	Recognition and Consent Agreement of Architect, dated as of December 1, 2020.

12.	Assignment of Agreements, Plans, Licenses and Permits, dated as of December 1, 2020.

13.	Various UCC-1 financing statements.

Schedule B

SUBSEQUENT LOAN DOCUMENTS

1.	Amendment Number 1 to Term Loan Agreement, dated as of January 28, 2021, by and among Administrative Agent, IHLIC, LBLC, and Initial Borrowers (“Amendment No. 1”).

2.	Amendment Number 2 to Term Loan Agreement, dated as of February 15, 2021, by and among Administrative Agent, IHLIC, LBLC, and Initial Borrowers (“Amendment No. 2”).

3.	Joinder Agreement, dated as of February 17, 2021, by and among Administrative Agent, IHLIC, LBLC, Initial Borrowers, and HOF Village Retail II, LLC, a Delaware limited liability company (“HOF Retail II”).

4.	Lincoln Benefit Life Company Payoff Statement, dated August 30, 2021.

5.	Amendment Number 3 to Term Loan Agreement, dated as of August 30, 2021, by and among Administrative Agent, IHLIC, LBLC, Initial Borrowers, and HOF Retail II (“Amendment No. 3”).

6.	Amendment Number 4 to Term Loan Agreement, dated as of August 30, 2021, by and among Administrative Agent, IHLIC, Initial Borrowers, and HOF Retail II (“Amendment No. 4”).

7.	Amendment Number 5 to Term Loan Agreement, dated as of December 15, 2021, by and among Administrative Agent, IHLIC, Initial Borrowers, and HOF Retail II (“Amendment No. 5”).

8.	Partial Release of Mortgage, dated as of December 15, 2021, by Administrative Agent (the “Partial Release”).

9.	First Amendment to Pledge and Security Agreement, dated as of December 15, 2021, by and among Administrative Agent, IHLIC, Initial Borrowers, and HOF Retail II (the “First Pledge Amendment”).

10.	Partial Payoff Letter, dated December 15, 2021.

11.	Letter terminating certain DACA accounts, dated December 15, 2021.

12.	Various UCC-3 financing statement amendments.